Lease Commitments	12 Months Ended
Dec. 31, 2013
Lease Commitments
Note 17.	Lease Commitments

Artisan has lease commitments for office space, furniture, and equipment, which are accounted for as operating leases. Certain lease agreements provide for scheduled rent increases over the lease term. Artisan records rent expense for operating leases with scheduled rent increases on a straight-line basis over the term of the respective agreement. In addition, Artisan has received certain lease incentives, which are amortized on a straight-line basis over the term of the lease agreement. Rental expense for the years ended December 31, 2013, 2012 and 2011 was $8.4 million, $7.8 million and $7.5 million, respectively.

At December 31, 2013, the aggregate future minimum payments for leases for each of the following five years and thereafter are as follows:

2014	9,119
2015	9,176
2016	8,468
2017	7,537
Thereafter	46,499

Total	80,799